[LETTERHEAD]


                                  September 18, 1996




Dear Stockholder:

    On behalf of the Board of Directors and management of Quad City Holdings, Inc., we cordially invite you to attend the Annual Meeting of Stockholders of Quad City Holdings, Inc. to be held at 10:00 a.m. on October 23, 1996, at the Jumer's Castle Lodge located at 900 Spruce Hills Drive, Bettendorf, Iowa. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of the Company's 1996 Annual Report to Stockholders for your review. At the meeting we shall report on Company operations and the outlook for the year ahead.

    Your Board of Directors has nominated two persons to serve as Class III directors, each of whom are incumbent directors. We recommend that you vote your shares for the nominees.

    We encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. This will assure that your shares are represented at the meeting.

    We look forward with pleasure to seeing and visiting with you at the meeting.


                             Very truly yours,



    /s/ Michael A. Bauer                    /s/ Douglas M. Hultquist

    Michael A. Bauer                        Douglas M. Hultquist
    Chairman of the Board                   President


                                   [FOOTER]

[LETTERHEAD]


                                      NOTICE OF
                            ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD OCTOBER 23, 1996



To the stockholders of

    QUAD CITY HOLDINGS, INC.

    The Annual Meeting of the Stockholders of Quad City Holdings, Inc., a Delaware corporation (the "Company"), will be held at the Jumer's Castle Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa on Wednesday, October 23, 1996, at 10:00 a.m., local time, for the following purposes:


    1.   to elect two (2) Class III directors for a term of three years.

    2. to transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.


    The Board of Directors has fixed the close of business on September 4, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.


                             By order of the Board of Directors




                             Richard R. Horst
                             Secretary
Bettendorf, Iowa
September 18, 1996


                                   [FOOTER]

                                   PROXY STATEMENT


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Quad City Holdings, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Jumer's Castle Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa, 52722, on Wednesday, October 23, 1996, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

    If you do not expect to be present at this meeting, please sign and date the enclosed proxy and return it in the accompanying postage paid return envelope as promptly as possible. You have the power to revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company, provided such written notice is received by the Secretary prior to the annual meeting or any adjournment thereof, by submitting a later dated proxy or by attending the annual meeting and choosing to vote in person. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

    The Company's principal executive office is located at 2118 Middle Road, Bettendorf, Iowa 52722. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about September 18, 1996. The Company's 1996 Annual Report to Stockholders is enclosed.

    The Company, a Delaware corporation, is the holding company for Quad City Bank and Trust Company, an Iowa banking association located in Bettendorf, Iowa (the "Bank"), with banking locations in Davenport and Bettendorf, Iowa. The Company organized Quad City Bancard, Inc. ("Bancard"), a wholly owned subsidiary, during March of 1995 as a credit card center that provides merchant acquiring services. The Bank and Bancard are collectively referred to as the "Subsidiaries".

    Only holders of the Company s Common Stock (the "Common Stock") of record at the close of business on September 4, 1996, will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On September 4, 1996, the Company had 1,437,824 shares of Common Stock, par value $1.00 per share, issued and outstanding. For all matters to be voted upon at the annual meeting, each issued and outstanding share is entitled to one vote.

    All shares of Common Stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees set forth in this proxy statement.

    A majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval.
Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                                ELECTION OF DIRECTORS

    At the Annual Meeting of the Stockholders to be held on October 23, 1996, the stockholders will be entitled to elect two (2) Class III directors for a term expiring in 1999. The Board has nominated Richard R. Horst and Ronald G. Peterson to continue to serve as Class III directors. The directors of the Company are divided into three classes having staggered terms of three years. The Company has no knowledge that the nominees will refuse or be unable to serve, but if either becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years. The nominees, if elected at the Annual Meeting of Stockholders, will serve as Class III directors for a three year term expiring in 1999.


                                       NOMINEES

NAME                    DIRECTOR       POSITIONS WITH THE COMPANY
(AGE)                    SINCE         AND THE SUBSIDIARIES
- -----                    -----         --------------------------------

CLASS III
(TERM EXPIRES 1999)
Richard R. Horst         1993          Director of the Company and the
(Age 46)                               Bank; Secretary of the Company

Ronald G. Peterson       1993          Director of the Company and the Bank
(Age 52)

                                 CONTINUING DIRECTORS

CLASS I
(TERM EXPIRES 1997)
Michael A. Bauer         1993          Director of the Company, the Bank
(Age 47)                               and Bancard; Chairman of the Board of
                                       the Company; President and Chief
                                       Executive Officer of the Bank; Chairman
                                       of the Board of Bancard

CLASS II
(TERM EXPIRES 1998)
Douglas M. Hultquist     1993          Director of the Company, the Bank
(Age 41)                               and Bancard; President, Chief Executive
                                       and Financial Officer and Treasurer of
                                       the Company; Chairman of the Board and
                                       Chief Financial Officer of the Bank;
                                       Secretary and Treasurer of Bancard
John W. Schricker        1993          Director of the Company and Bancard;
(Age 50)                               President of Bancard

     All of the Company s directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. All of the Company's executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of the Company s directors or executive officers have been selected for their respective positions.

     The business experience of each of the nominees and continuing directors for the past five years is as follows:

     MICHAEL A. BAUER was previously employed from 1971 to 1992 by the Davenport Bank and Trust Company ("DB&T"), a bank located in Davenport, Iowa with assets as of December 31, 1992 of approximately $1.4 billion. In January, 1992 he was named DB&T's President and Chief Operating Officer, while from 1989 to 1992, he served as Senior Vice President in charge of all lending. Mr. Bauer served as Vice President in charge of Correspondent Banking for DB&T from 1981 to 1989. Mr. Bauer has served as a director and past President of Junior Achievement of the Quad Cities Area, director and past President of the Illowa Council for the Boy Scouts of America, director and past President of the Friendly House in Davenport, and past director and Vice Chairman of United Way. He is a director of St. Ambrose University and a director and Vice President of Genesis Health Services Foundation. Mr. Bauer is a member of Crow Valley Golf Club and the Rotary Club of Davenport.

     RICHARD R. HORST has been a portfolio manager with Thompson, Plumb & Associates since March, 1994. He was the Executive Vice President of Electronic Exchange and Transfer Corporation, an on-line transaction processing business headquartered in Rock Island, Illinois, from November, 1992 to August, 1993. From 1981 to 1992, Mr. Horst was the Senior Vice President and Cashier of DB&T, having joined DB&T in 1980 as a correspondent banking officer. Prior to such time he was with the Farmers Savings Bank of Princeton, Iowa. Mr. Horst is the President of the Scott Community College Foundation.

     DOUGLAS M. HULTQUIST is a certified public accountant and previously served as a tax partner with two major accounting firms. He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until joining the Company in May, 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation and mergers and acquisitions. Mr. Hultquist is a director of Short Hills Country Club, the PGA Quad City Classic and Augustana College. He is a member of the Trinity Health System Strategic Planning Committee and the Trinity Health System Planned Giving Council. He is a past President of the Quad City Estate Planning Council. Mr. Hultquist is a member of the Augustana College Planned Giving Council and a past member of its Alumni Board of Directors. He is a member of the American Institute of CPAs and the Iowa Society of CPAs. He recently served on the board of directors of Junior Achievement of the Quad Cities Area.

     RONALD G. PETERSON is the President and Chief Executive Officer of the First State Bank of Western Illinois, located in La Harpe, Illinois, and has served in that position since 1982. He is currently a member of the Illinois Bankers Association State Legislative Committee. He has served as the President of the Hancock County Bankers Association, President of the Western Illinois Bank Management Association and President of the Western Illinois University Foundation. Mr. Peterson is also a director of Lamoine Bancorp, Inc.

     JOHN W. SCHRICKER has been the President of Bancard since March, 1995.
From April, 1994, until Bancard was organized in March, 1995, he was the manager of the Bank's Credit Card Division. Prior to that, he was a Vice President with Electronic Exchange and Transfer Corporation. Mr. Schricker was with DB&T from 1975 to 1992 as Vice President in charge of the Credit Card Division.

BOARD COMMITTEES AND MEETINGS

     The committees of the Board of Directors of the Company are the Audit Committee, the Compensation and Benefits Committee and the Stock Option Plan Committee.

     The Audit Committee consists of directors Horst and Peterson, and Joyce E. Bawden, a director of the Bank. The Audit Committee is responsible for overseeing the external audit functions. The committee reviews and approves the scope of the annual external audit and consults with independent auditors regarding the results of their auditing procedures. During the year ended June 30, 1996, the committee met twice.

     The Compensation and Benefits Committee consists of directors Bauer and Hultquist, and Joyce E. Bawden, Marc C. Slivken and Alan C. Renken, directors of the Bank. The Compensation and Benefits Committee has authority to perform policy reviews and to oversee and direct the compensation and personnel functions. Messrs. Bauer and Hultquist do not participate in any decisions involving their own compensation. During the year ended June 30, 1996, the committee met once.

     The Stock Option Plan Committee consists of Joyce E. Bawden, Marc C. Slivken and Alan C. Renken, directors of the Bank. The Stock Option Plan Committee administers the Company's Stock Option Plan and has the authority, among other things, to select the employees to whom options will be granted, to determine the terms of each option, to interpret the provisions of the Stock Option Plan and to make all determinations that it may deem necessary or advisable for the administration of the Stock Option Plan. During the year ended June 30, 1996, the committee met once.

     A total of ten regularly scheduled and special meetings were held by the Board of Directors of the Company during the year ended June 30, 1996. During that time, all directors attended at least 75 percent of the meetings of the Board and the committees on which they serve.

     Outside directors of the Company receive fees of $100 for attendance at each meeting of the Board of Directors of the Company and $50 per committee meeting attended. Outside directors of the Bank receive fees of $100 per meeting for attendance at meetings of the Board of Directors of the Bank and $50 per month for attendance at meetings of committees. Employees of the Company, the Bank or Bancard who are also directors of the Company or the Bank receive no additional compensation for such service.

                                EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted to the Company's Chief Executive Officer and the other executive officer of the Company who had an aggregate salary and bonus which exceeded $100,000 for the fiscal year ended June 30, 1996.


- --------------------------------------------------------------------------------
                              SUMMARY COMPENSATION TABLE
- --------------------------------------------------------------------------------


                                                            LONG TERM
                                                          COMPENSATION
                                   ANNUAL COMPENSATION       AWARDS
- ------------------------------------------------------------------------------------------
     (a)                 (b)        (c)           (d)          (g)               (i)
                        FISCAL
                         YEAR                               SECURITIES         ALL OTHER
NAME AND                ENDED                               UNDERLYING       COMPENSATION
PRINCIPAL POSITION    JUNE 30TH  SALARY($)(1)  BONUS($)   OPTIONS/SARS(#)        ($)
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Douglas M. Hultquist     1994     $100,000     $15,000        5,000             $2,704
President and Chief      1995     $100,000     $15,000         ---              $3,704(2)
Executive Officer of     1996     $104,000     $30,000         ---              $7,796(3)
the Company and
Chairman of the Bank
- ------------------------------------------------------------------------------------------
Michael A. Bauer         1994     $100,000     $15,000        5,000             $2,704
Chairman of the          1995     $100,000     $15,000         ---              $3,704(2)
Company, President       1996     $104,000     $30,000         ---              $7,796(3)
and Chief Executive
Officer of the Bank
- ------------------------------------------------------------------------------------------




(1) Includes amounts deferred under the Quad City Holdings, Inc. 401(k)/Profit Sharing Plan (the "401(k) Plan").

(2) Messrs. Hultquist and Bauer each had contributions in the amount of $3,032 made to the 401(k) Plan for their benefit for the plan year ended June 30, 1995, and received term life insurance which had a per person premium cost of $672.

(3) Messrs. Hultquist and Bauer each had contributions in the amount of $7,096 made to the 401(k) Plan for their benefit for the plan year ended June 30, 1996, and received term life insurance which had a per person premium cost of $699.

    The following table sets forth certain information concerning the number of stock options at June 30, 1996 held by the individuals named in the Summary Compensation Table.

- --------------------------------------------------------------------------------
              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                    OPTION VALUES
- --------------------------------------------------------------------------------



     (a)                     (b)                 (c)                                (d)
                                                                                 NUMBER OF
                                                                                 SECURITIES
                                                                                 UNDERLYING
                                                                                 UNEXERCISED
                                                                                 OPTIONS AT
                                                                                 FY-END (#)
                                                                  ----------------------------
                       SHARES ACQUIRED
    NAME               ON EXERCISE (#)     VALUE REALIZED ($)    EXERCISABLE    UNEXERCISABLE
- ----------------------------------------------------------------------------------------------
Michael A. Bauer             ---               $---                17,000           13,000
- ----------------------------------------------------------------------------------------------
Douglas M. Hultquist         ---               $---                17,000           13,000
- ----------------------------------------------------------------------------------------------



    EMPLOYMENT AGREEMENTS. The Company entered into employment agreements with Messrs. Bauer and Hultquist dated July 1, 1993. These agreements each have a three year term and in the absence of notice from either party to the contrary, the employment term under each agreement extends for an additional one year on the anniversary of each agreement. Under these agreements, Messrs. Bauer and Hultquist will each receive annual salaries of $100,000. The agreements include provisions for the increase of the officer's salary, performance bonuses, membership in a Quad Cities country club, an automobile allowance and participation in the Company's benefit plans.

    Each of the agreements is terminable at any time by either the Company's Board of Directors or the officer. The Company may terminate the agreements at any time for cause without incurring any post-termination obligation to the terminated officer. Each agreement provides severance benefits in the event the officer is terminated without cause, including severance compensation equal to one year of the officer's salary. The Company also must pay the officer all accrued salary, vested deferred compensation and other benefits then due the officer. If the officer is terminated upon a change in control, the officer is to be paid severance compensation equal to three times his salary at the rate then in effect at the time of termination. Each of Messrs. Hultquist and Bauer is prohibited from competing with the Company or its subsidiaries within a 20-mile radius of the Company's main office for a period of two years following the termination of his employment agreement.

                             TRANSACTIONS WITH MANAGEMENT


    Directors and officers of the Company and the Subsidiaries and their associates were customers of and had transactions with the Company and the Bank during the fiscal year ended June 30, 1996. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. From October 1, 1995 through June 30, 1996, Bancard paid approximately $585,000 to Nobel Electronic Transfer, LLC ("Nobel"), for merchant credit card processing services. John W. Schriker, a director of the Company and the President and a director of Bancard, is a principal of Nobel. Management of the Company believes that the terms on which Nobel provides such services to Bancard were no less favorable to the Company than would have been obtained from unaffiliated third parties.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the Company s Common Stock beneficially owned on September 4, 1996, by each director and nominee, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. To the best of the Company's knowledge, no person was the beneficial owner of more than five percent of the Company s Common Stock as of September 4, 1996.

NAME OF INDIVIDUAL AND            AMOUNT AND NATURE OF          PERCENT
NUMBER OF PERSONS IN GROUP        BENEFICIAL OWNERSHIP(1)       OF CLASS
- --------------------------        -----------------------       --------

DIRECTORS AND NOMINEES

Michael A. Bauer                        33,504(2)                2.3%
Douglas M. Hultquist                    33,504(3)                2.3%
Richard R. Horst                        12,140(4)                 .8%
Ronald G. Peterson                       1,940(5)                 .1%
John W. Schricker                        7,946(6)                 .6%

All directors and executive
officers as a group (6 persons)         90,067(7)                6.0%

- -------------------------

     (1) Amounts reported include shares held directly, including certain shares subject to warrants and options, as well as shares held in retirement accounts, by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and sole investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

     (2) Includes 22,300 shares subject to warrants or options which are presently exercisable and over which Mr. Bauer has no voting and sole investment power. Excludes 13,000 option shares which will vest over the next three years.

     (3) Includes 22,300 shares subject to warrants or options which are presently exercisable and over which Mr. Hultquist has no voting and sole investment power. Excludes 13,000 option shares which will vest over the next three years.

     (4) Includes 5,440 shares subject to warrants which are presently exercisable and over which Mr. Horst has no voting and sole investment power, and 100 shares held in an IRA account, over which shares Mr. Horst has shared voting and investment power. Excludes 760 option shares which will vest over the next five years.

     (5) Includes 140 shares subject to options which are presently exercisable and over which Mr. Peterson has no voting and sole investment power. Also includes 300 shares held in joint tenancy by Mr. Peterson and his spouse, over which shares Mr. Peterson has shared voting and investment power. Excludes 760 option shares which vest over the next five years.

     (6) Includes 3,060 shares subject to warrants or options which are presently exercisable and over which Mr. Schricker has no voting and sole investment power. Excludes 690 option shares which will vest over the next four years.

     (7)  Excludes 29,390 option shares not presently exercisable.

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company s executive officers and directors and persons who own more than 10% of the Company s Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the Company s shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company s review of the copies of such forms, the Company is not aware that any of its directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the period commencing July 1, 1995 through June 30, 1996.

                    STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices at 2118 Middle Road, Bettendorf, Iowa 52722, on or before May 21, 1997, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting.

                                       GENERAL

     Your proxy is solicited by the Board of Directors and the cost of solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company or the Subsidiaries, acting on the Company s behalf, may solicit proxies by telephone, facsimile or personal interview. The Company will, at its expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting materials to the beneficial owners of shares held of record by such persons.

                                    OTHER BUSINESS

     It is not anticipated that any action will be asked of the stockholders on any matters other than as set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                              FAILURE TO INDICATE CHOICE

     If any stockholder fails to indicate a choice in item (1) on the proxy card, the shares of such stockholder shall be voted (FOR) each nominee.

                                REPORT ON FORM 10-KSB

THE COMPANY'S REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) WILL BE INCLUDED AS PART OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS, WHICH WILL BE MAILED TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE FOR THE ANNUAL MEETING. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT HE OR SHE WAS A BENEFICIAL OWNER OF THE COMPANY S COMMON STOCK AS OF THE RECORD DATE FOR THE MEETING, UPON WRITTEN REQUEST, A COPY OF THE COMPANY S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE SENT TO MR. DOUGLAS M. HULTQUIST, QUAD CITY HOLDINGS, INC., 2118 MIDDLE ROAD, BETTENDORF, IOWA 52722.

                          By order of the Board of Directors




     /s/ Michael A. Bauer                    /s/ Douglas M. Hultquist

     Michael A. Bauer                        Douglas M. Hultquist
     Chairman                                President


Bettendorf, Iowa
September 18, 1996


                          ALL STOCKHOLDERS ARE URGED TO SIGN
                           AND MAIL THEIR PROXIES PROMPTLY

PROXY                   QUAD CITY HOLDINGS, INC.                          PROXY
                     PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 23, 1996

    The undersigned hereby appoints Michael A. Bauer, James J. Brownson and Douglas M. Hultquist, or any of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of Quad City Holdings, Inc., to be held at the Jumer's Castle Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa 52722, on Wednesday, October 23, 1996, at 10:00 a.m., local time, or any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

/ / Check here for address change.          / /  Check here if you plan to
                                                 attend the meeting.
New Address:
           ----------------------------------

- ---------------------------------------------

- ---------------------------------------------

                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                               QUAD CITY HOLDINGS, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/

1.  Nominees:  Richard R. Horst
    and Ronald G. Peterson

    The Board of Directors recommends
    approval of ALL nominees.

                   For All
For    Withheld    Except
/ /      / /        / /    -----------------
                           Nominee Exception

                                                 This proxy when properly
                                                 executed will be voted in the
                                                 manner directed herein by the
                                                 undersigned stockholder.  If
                                                 no direction is made, this
                                                 proxy will be voted FOR
                                                 Proposal 1.

                                                 Dated:         , 1996
                                                       ---------
                                                 Signature(s)
                                                             -----------------

                                                             -----------------

                                                 Please date proxy and sign it
                                                 exactly as name appears
                                                 hereon.  Joint owners should
                                                 each sign personally.
                                                 Executors, trustees, etc.,
                                                 should indicate their titles
                                                 when signing.